UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 09, 2026

RELAY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39385	47-3923475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Hampshire Street
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 370-8837

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RLAY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2026, Relay Therapeutics, Inc. (the “Company”) filed a Certificate of Second Amendment (the “Certificate of Amendment”) to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to increase the number of authorized shares of the Company’s common stock from 300,000,000 shares to 450,000,000 shares. The increase in the number of authorized shares was approved by the holders of a majority of the votes cast on the matter at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”), as described in Item 5.07 below.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2026, the Company held its Annual Meeting to consider and vote on the four proposals set forth below, each of which is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2026. The final voting results are set forth below.

Proposal 1. Election of directors.

The Company’s stockholders elected each of the following individuals to serve as class III directors for a three-year term ending at the Company’s 2029 annual meeting of stockholders and until his or her respective successor is duly elected and qualified, or until his or her earlier death, resignation or removal, with the votes cast as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Douglas S. Ingram	120,859,999	26,195,825	24,200,700
Claire Mazumdar, Ph.D.	122,859,060	24,196,764	24,200,700

Proposal 2. Non-binding advisory vote on executive compensation.

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
143,849,919	3,154,118	51,787	24,200,700

Proposal 3. Ratification of appointment of independent registered public accounting firm.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
171,030,133	204,449	21,942	0

Proposal 4. Approval of amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended.

The Company’s stockholders approved an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 300,000,000 shares to 450,000,000 shares, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
170,323,683	909,020	23,821	0

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Second Amendment of Fourth Amended and Restated Certificate of Incorporation of Relay Therapeutics, Inc., filed with the Secretary of State of the State of Delaware on June 9, 2026.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELAY THERAPEUTICS, INC.

Date:	June 9, 2026	By:	/s/ Soo-Yeun Lim
Soo-Yeun Lim General Counsel